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May 1, 2000

Dear Strategic Variable Life(R) Policyowner:

This information below supplements Massachusetts Mutual Life Insurance Company's Strategic Variable Life(R) Prospectus dated May 1, 2000. Please place this supplement with your Prospectus, and retain it for future reference.


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                           STRATEGIC VARIABLE LIFE(R)
                          Supplement dated May 1, 2000
                       to the Prospectus dated May 1, 2000

On March 3, 2000, Massachusetts Mutual Life Insurance Company ("MassMutual") and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain funds currently held by various divisions of Massachusetts Mutual Variable Life Separate Account I. Specifically, MassMutual proposes to substitute:

1. Shares of Oppenheimer Multiple Strategies Fund/VA for shares of Panorama LifeSpan Balanced Portfolio which are currently held in the Panorama LifeSpan Balanced Division;

2. Shares of Oppenheimer Main Street(R)Growth & Income Fund/VA for shares of Panorama LifeSpan Capital Appreciation Portfolio which are currently held in the Panorama LifeSpan Capital Appreciation Division; and

3. Shares of MML Blend Fund for shares of Panorama LifeSpan Diversified Income Portfolio which are currently held in the Panorama LifeSpan Diversified Income Division.

The Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street(R) Growth & Income Fund/VA and the MML Blend Fund currently serve as investment options for Strategic Variable Life(R) policy owners. The investment objectives of the Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street(R) Growth & Income Fund/VA and the MML Blend Fund are summarized below. Strategic Variable Life(R) policy owners will receive a copy of the fund prospectuses before the substitutions are implemented. Please read the prospectuses for these funds carefully.

     Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and capital appreciation in the value of its shares. This Fund allocates its investments among common stocks, debt securities, and money market instruments.

     Oppenheimer Main Street(R) Growth & Income Fund/VA seeks total return, which includes growth in the value of its shares as well as current income, from equity and debt securities.

     MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income, and money market securities.
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To the extent required by law, MassMutual will obtain approval of these proposed substitutions from the state insurance departments in certain jurisdictions. If the proposed substitutions are approved by the necessary regulatory authorities, MassMutual would implement the proposed substitutions by having the affected divisions redeem its shares of the Panorama LifeSpan Portfolios and purchase with the proceeds shares of the Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street(R) Growth & Income Fund/VA, and the MML Blend Fund. If implemented, the proposed substitutions would result in the involuntary reinvestment of account value, if any, invested in the Panorama LifeSpan Portfolios in the Oppenheimer Multiple Strategies Fund/VA, the Oppenheimer Main Street(R) Growth & Income Fund/VA, and the MML Blend Fund as described above.
The costs of the proposed substitutions will be borne by MassMutual, not the Strategic Variable Life(R) policy owners.

From the date of this supplement to the date the proposed substitutions are implemented, MassMutual will permit each policy owner to make one transfer of all of his/her contract value in any of the Panorama LifeSpan Divisions without that transfer counting as one of the 6 (12 for New York policies) free transfers permitted in a policy year.

Once MassMutual obtains all of the necessary regulatory approvals of the proposed substitution, MassMutual will send Strategic Variable Life(R) policy owners another notification indicating that fact and identifying an implementation date for the substitution. If MassMutual cannot obtain all of the necessary regulatory approvals, MassMutual will notify Strategic Variable Life(R) policy owners that the proposed substitution will not be implemented.